ANNUAL INCENTIVE PLAN DISCUSSION February 8, 2012 Private & Confidential Company Confidential Exhibit 10.19

FY 2012 AIP DESIGN
EBITDA WC Improvement Personal Performance
Corporate Staff
and ELT
Atkore EBITDA Atkore WC Days Improve Personal Performance
65% 25% 10%
EBITDA BU WC Days Improve Personal Performance
45%
25%
PTC, AFC, CM NA,
CM EMEA,
CM APAC
Brazil EBITDA Brazil WC Days Improve Personal Performance
45% 30%
BU Atkore
20%
10%
25%
Brazil
Components:
*Corporate staff whose work is focused on one BU > 80% of their time, will be included in the BU formula
2012 Plan Design rewards participants for both Atkore and BU performance, creating greater line of sight between participant payouts and business performance.
*

FY 2012 AIP DESIGN
EBITDA PAYOUT RANGES
Payout ranges have been designed to provide higher payout % at target (120%) to reward business unit performance against the unhedged, stretch EBITDA goals.
Participants Performance Payout Performance Payout Performance Payout
Corporate & ELT 69 EBITDA
(hedged)
75% 50% 100% 100% 125% 200%
Business Unit 95 EBITDA
(unhedged)
75% 50% 100% 120% 125% 200%
Brazil 11 EBITDA
(unhedged)
75% 50% 100% 120% 125% 200%
Total 175
Corporate & ELT WCD Total Atkore 50% 50% 100% 100% 125% 200%
Business Unit WCD BU 50% 50% 100% 100% 125% 200%

FY 2012 AIP DESIGN
EBITDA PAYOUT SCALE
Given the unhedged stretch goals, it seems appropriate that the BU payout scale is more aggressive and rewards each BU at a higher payout % than corporate participants.
Atkore PT&C AFC NACM EMEA APAC Brazil
Budget EBITDA
EBITDA % of Budget EBITDA
AIP
Payout
% EBITDA
AIP
Payout
% EBITDA
AIP
Payout
% EBITDA
AIP
Payout
%
EBITD
A
AIP
Payout
% EBITDA
AIP
Payout
% EBITDA
AIP
Payout
%
75% 106,057 50% 88,800 50% 39,107 50% 16,076 50% 3,592 50% 2,006 50% 4,536 50%
85% 120,198 70% 100,640 78% 44,321 78% 18,220 78% 4,071 78% 2,273 78% 5,141 78%
95% 134,339 90% 112,480 106% 49,535 106% 20,363 106% 4,550 106% 2,541 106% 5,746 106%
100% 141,410 100% 118,400 120% 52,143 120% 21,435 120% 4,790 120% 2,674 120% 6,048 120%
105% 148,480 120% 124,320 136% 54,750 136% 22,507 136% 5,029 136% 2,808 136% 6,351 136%
115% 162,621 160% 136,160 168% 59,964 168% 24,650 168% 5,508 168% 3,076 168% 6,955 168%
125% 176,762 200% 148,000 200% 65,178 200% 26,793 200% 5,987 200% 3,343 200% 7,560 200%
141,410 118,400 52,143 21,435 4,790 2,674 6,048

FY 2012 AIP DESIGN
ESTIMATED PAYOUT SCENARIO BY BU
Estimated Annual Incentive Plan payouts appropriately align at the total Atkore and
Business Unit levels.
Personal Factors Total
Weighting
65%
10%
BU
Performance
$
BU Payout
%
Weighted
Payout %
Atkore
Performance
$
Atkore
Payout %
Weighted
Payout %
Total
Estimated
EBITDA
Payout
# Days
Improvement Payout %
Weighted
Payout % Payout %
Estimated
AIP Payout
PT&C $120.0 126% 57% $156.0 143% 29% 85% 12.2 100% 25% 10% 120%
AFC Cable $55.0 138% 62% $156.0 143% 29% 91% 5.8 100% 25% 10% 126%
CM NA $24.0 159% 72% $156.0 143% 29% 100% 16.9 100% 25% 10% 135%
CM EMEA $2.0 0% 0% $156.0 143% 29% 29% 17.5 100% 25% 10% 64%
CM APAC $2.0 50% 23% $156.0 143% 29% 51% 36.8 100% 25% 10% 86%
Brazil* $1.0 0% 0% 0% 0% 0% 0% 28.9 100% 30% 25% 55%
Atkore** $156.0 $156.0 143% 93% 93% 13.8 100% 25% 10% 128%
*Brazil measured 45% EBITDA, 30% WC Days, 25% PF
**Atkore # includes corporate budget of $39M plus additional $9M for higher AIP payout & legal fees
25% 45%
EBITDA
20%
WC Days Improvement

FY 2012 – WORKING CAPITAL DAYS
TARGETS
Budget Improvement:  13.8 Days.
Full Year (12-month average)
Variance %
2012 2011
2010
2011 2010
(US$ in millions)
Primary Working Capital
Working Capital Days
Allied
AFC Cable
Cable Management NA
Brazil
APAC
EMEA
Allied
AFC Cable
Cable Management NA
Brazil
APAC
EMEA
Total
Total
232.4
75.4
28.7
52.0
12.0
9.8
410.2
240.6
70.5
27.2
59.4
12.6
11.3
421.5
204.8
59.8
22.8
62.4
14.5
7.0
371.3
(3)%
7%
6%
(12)%
(5)%
(13)%
(3)%
13%
26%
26%
(17)%
(18)%
41%
10%
80.4
73.6
81.9
108.0
70.9
71.7
81.2
92.7
79.4
98.7
136.8
88.3
108.4
95.0
92.2
78.3
105.1
130.2
107.4
108.0
95.4
(12.2)
(5.8)
(16.9)
(28.9)
(17.5)
(36.8)
(13.8)
(11.7)
(4.7)
(23.2)
(22.2)
(36.5)
(36.3)
(14.3)

FY 2012 – WORKING CAPITAL DAYS
AIP TARGETS
% Performance/Days Improvement
50% 100% 125%
Working Capital Days Threshold Target Maximum
Allied 6.1 12.2 15.3
AFC Cable 2.9 5.8 7.2
Cable Management NA 8.4 16.9 21.1
Brazil 14.4 28.9 36.1
EMEA 8.7 17.5 21.9
APAC 18.4 36.8 45.9
Total 6.9 13.8 17.3
Payout scale is linear from 50 to 100% performance.  After 100% achievement, the scale accelerates, resulting in 200% payout at 125% performance.